UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 17, 2004


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


          Maryland                        0-22345              52-1974638
          --------                        -------              ----------
 (State or other jurisdiction of  (Commission file number)    (IRS Employer
 incorporation or organization)                             Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  Results of Operation and Financial Condition.

     On February 17, 2004, Shore Bancshares, Inc. (the "Company") issued a press release describing the Company's financial results for the year ended December 31, 2003, a copy of which is furnished herewith as Exhibit 99.1.

     The information contained in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SHORE BANCSHARES, INC.


Dated:   February 18, 2004                 By:  /s/ W. Moorhead Vermilye
                                                 ----------------------------
                                                 W. Moorhead Vermilye
                                                 President and CEO

                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

Exhibit 99.1  Press Release dated February 17, 2004.